UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2025

PIXELWORKS, INC.
(Exact name of registrant as specified in its charter)

Oregon	000-30269	91-1761992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16760 SW Upper Boones Ferry Rd., Suite 101
Portland, OR 97224
(503) 601-4545
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PXLW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on September 11, 2024, Pixelworks, Inc. (the “Company”) received a letter (the “Bid Price Deficiency Notice”) from the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”), stating that the Company is not in compliance with the minimum bid price requirement (the “Bid Price Requirement”) set forth in Nasdaq Listing Rule 5450(a)(1) because the Company’s common stock failed to maintain a minimum closing bid price of $1.00 per share for 30 consecutive business days. The Company thereafter had 180 calendar days, or until March 10, 2025, to regain compliance with the Bid Price Requirement or to transfer to the Nasdaq Capital Market and request a 180-day extension to comply with the Bid Price Requirement.

On March 7, 2025, Nasdaq notified the Company that it had approved the Company’s application to transfer its listing to the Nasdaq Capital Market. The Company’s securities will be transferred to the Nasdaq Capital Market at the opening of business on March 11, 2025. Nasdaq also approved a 180-day extension, or until September 8, 2025, to regain compliance with the Bid Price Requirement in accordance with Nasdaq Listing Rule 5550(a)(2). To regain compliance, the Company’s common stock must maintain a closing bid price of at least $1.00 per share for a minimum of 10 consecutive business days at any time prior to September 8, 2025.

The Company intends to continue actively monitoring the closing bid price for the Company’s common stock between now and September 8, 2025 and will consider available options to resolve the deficiency and regain compliance with the Bid Price Requirement, including, without limitation, effecting a reverse stock split. There can be no assurance that the Company will regain compliance with the Bid Price Requirement during this 180-day extension period or maintain compliance with the other Nasdaq listing requirements of the Nasdaq Capital Market.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIXELWORKS, INC.
(Registrant)

Dated:	March 10, 2025	/s/ Haley F. Aman
Haley F. Aman Chief Financial Officer